SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 04/25/97
                        (Date of earliest event reported)


                    JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1995-C1
        (Exact name of registrant as specified in governing instruments)



                                    New York
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (202) 664-5500
              (Registrant's telephone number, including area code)


                        Commission File Number 333-16397

                 04-3342274(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                    JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1995-C1
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1995-C1


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1995-C1
                                  (Registrant)

Date:  04/25/97

  By:
  Name David Shepherd
Title: Assistant Secretary
State Street Bank and Trust Company
as Trustee




J. P. Morgan Commercial Mortgage Finance Corp.
Mortgage Pass-Through Certificates
Series 1995-C1
B168

Report to Certificateholders for Payment Date:            April 25, 1997
Payment Summary

           Beginning         Certificate       Interest           Principal         Interest           Ending
Class      Factor            Rate              Type               Distribution      Distribution       Factor
Regular
A1         0.95862           0.07268990        Variable           2.18996           5.80681            0.95643
A1X*       0.00000           0.01780000        Fixed              0.00000           1.48333            0.00000
A2         1.00000           0.07398990        Variable           0.00000           6.16583            1.00000
A2X*       0.00000           0.01650000        Fixed              0.00000           1.37500            0.00000
B          1.00000           0.07618990        Variable           0.00000           6.34916            1.00000
C          1.00000           0.07798990        Variable           0.00000           6.49916            1.00000
D          1.00000           0.08228990        Variable           0.00000           6.85749            1.00000
DX*        0.00000           0.01212354        Variable           0.00000           1.01029            0.00000
E          1.00000           0.09048990        Variable           0.00000           7.54082            1.00000
F          1.00000           0.09048990        Variable           0.00000           7.54082            1.00000
G          1.00000           0.09048990        Variable           0.00000           7.54082            1.00000
NR         1.00000           0.09048990        Variable           0.00000           7.54083            1.00000
R-I        0.00000           0.00000000        N/A                0.00000           0.00000            0.00000
R-II       0.00000           0.00000000        N/A                0.00000           0.00000            0.00000

Class DX Components
DX-B*      0.00000           0.01430000        Fixed              0.00000           0.42058            0.00000
DX-C*      0.00000           0.01250000        Fixed              0.00000           0.42893            0.00000
DX-D*      0.00000           0.00820000        Fixed              0.00000           0.16078            0.00000
* Notional Class



           Principal         Principal         Interest           Interest          Total
Class      Payable           Adjustments       Payable            Adjustments       Payable
Regular
A1         184,384.02        0.00              488,904.42         0.00              673,288.44
A1X*       0.00              0.00              119,720.87         0.00              119,720.87
A2         0.00              0.00              192,096.29         0.00              192,096.29
A2X*       0.00              0.00              42,838.13          0.00              42,838.13
B          0.00              0.00              65,580.46          0.00              65,580.46
C          0.00              0.00              78,321.36          0.00              78,321.36
D          0.00              0.00              47,220.69          0.00              47,220.69
DX*        0.00              0.00              29,567.29          0.00              29,567.29
E          0.00              0.00              58,418.77          0.00              58,418.77
F          0.00              0.00              58,418.77          0.00              58,418.77
G          0.00              0.00              51,926.12          0.00              51,926.12
NR         0.00              0.00              38,975.77          0.00              38,975.77
R-I        0.00              0.00              0.00               0.00              0.00
R-II       0.00              0.00              0.00               0.00              0.00
Total      184,384.02        0.00              1,271,988.94       0.00              1,456,372.96

Class DX Components
DX-B*      0.00              0.00              12,308.73          0.00              12,308.73
DX-C*      0.00              0.00              12,553.13          0.00              12,553.13
DX-D*      0.00              0.00              4,705.43           0.00              4,705.43
* Notional Class


Other Information
                                               Current            Unreimbursed

Principal and Interest Advances                71,504.80          71,504.80
           Principal Portion                   5,169.81           5,169.81
           Interest Portion                    66,334.99          66,334.99

Servicing Advances                             0.00               0.00


Interest on Advances                                              0.00

Primary Servicing Fee                                             17,570.53
Master Servicing Fee                                              7,028.23
Special Servicing Fee                                             745.30

                                Scheduled        Unscheduled
                                Principal        Principal          Distribution
          Beginning             Distribution     Distribution       Certificate      Ending
Class     Balance               Amount           Amount             Principal        Balance
A1        80,710,700.35         184,384.02       0.00               184,384.02       80,526,316.33
A1X*      80,710,700.35         0.00             0.00               0.00             80,526,316.33
A2        31,155,000.00         0.00             0.00               0.00             31,155,000.00
A2X*      31,155,000.00         0.00             0.00               0.00             31,155,000.00
B         10,329,000.00         0.00             0.00               0.00             10,329,000.00
C         12,051,000.00         0.00             0.00               0.00             12,051,000.00
D         6,886,000.00          0.00             0.00               0.00             6,886,000.00
DX*       29,266,000.00         0.00             0.00               0.00             29,266,000.00
E         7,747,000.00          0.00             0.00               0.00             7,747,000.00
F         7,747,000.00          0.00             0.00               0.00             7,747,000.00
G         6,886,000.00          0.00             0.00               0.00             6,886,000.00
NR        5,168,634.00          0.00             0.00               0.00             5,168,634.00
R-I       0.00                  0.00             0.00               0.00             0.00
R-II      0.00                  0.00             0.00               0.00             0.00
Total     $168,680,334.35       $184,384.02      $0.00              $184,384.02      $168,495,950.33

Class DX Components
DX-B*     10,329,000.00         0.00             0.00               0.00             10,329,000.00
DX-C*     12,051,000.00         0.00             0.00               0.00             12,051,000.00
DX-D*     6,886,000.00          0.00             0.00               0.00             6,886,000.00
* Notional Class



                                                                Collateral             Distrib
                                                                Value                  Cert         Unpaid
          Accrued               Prepayment       Prepayment     Adjusted   Net         Interest     Distrib          Distributable
          Certificate           Interest         Interest       Interest   Prepayment  for prior    Cert             Certif
Class     Interest              Excess           Shortfall      Amount     Premium     Distrb Dates Interest         Interest
A1        488,904.42            0.00             0.00           0.00       0.00        0.00         0.00             488,904.42
A1X*      119,720.87            0.00             0.00           0.00       0.00        0.00         0.00             119,720.87
A2        192,096.29            0.00             0.00           0.00       0.00        0.00         0.00             192,096.29
A2X*      42,838.13             0.00             0.00           0.00       0.00        0.00         0.00             42,838.13
B         65,580.46             0.00             0.00           0.00       0.00        0.00         0.00             65,580.46
C         78,321.36             0.00             0.00           0.00       0.00        0.00         0.00             78,321.36
D         47,220.69             0.00             0.00           0.00       0.00        0.00         0.00             47,220.69
DX*       29,567.29             0.00             0.00           0.00       0.00        0.00         0.00             29,567.29
E         58,418.77             0.00             0.00           0.00       0.00        0.00         0.00             58,418.77
F         58,418.77             0.00             0.00           0.00       0.00        0.00         0.00             58,418.77
G         51,926.12             0.00             0.00           0.00       0.00        0.00         0.00             51,926.12
NR        38,975.77             0.00             0.00           0.00       0.00        0.00         0.00             38,975.77
R-I       0.00                  0.00             0.00           0.00       0.00        0.00         0.00             0.00
R-II      0.00                  0.00             0.00           0.00       0.00        0.00         0.00             0.00
Total     1,271,988.94          0.00             0.00           0.00       0.00        0.00         0.00             1,271,988.94

Class DX Components
DX-B*     12,308.73             0.00             0.00           0.00       0.00        0.00         0.00             12,308.73
DX-C*     12,553.13             0.00             0.00           0.00       0.00        0.00         0.00             12,553.13
DX-D*     4,705.43              0.00             0.00           0.00       0.00        0.00         0.00             4,705.43
* Notional Class

